SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2002


                         PROVIDIAN FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                    1-12897                         94-2933952
 ----------------------     -------------------------     ----------------------
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

        201 Mission Street
    San Francisco, California                                        94105
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (415) 543-0404
                                                    --------------

                                       Not Applicable
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          (Former name or former address, if changed since last report)


Item 7.  Exhibits.

     Exhibit 99.1 Statement Under Oath of Principal Executive Officer, dated August 14, 2002.
     Exhibit 99.2 Statement Under Oath of Principal Financial Officer, dated August 14, 2002.

Item 9.  Regulation FD Disclosure.

     On August 14, 2002, each of the Principal Executive Officer, Joseph Saunders, and Principal Financial Officer, Anthony F. Vuoto, of Providian Financial Corporation submitted to the Securities Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these  statements is attached  hereto as Exhibit 99.1 and
Exhibit 99.2, respectively.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVIDIAN FINANCIAL CORPORATION
                                                  (Registrant)



                                        By:  /s/ Daniel Sanford
                                             ------------------------------
                                             Daniel Sanford
                                             Senior Vice President and
                                             Controller

Date:  August 14, 2002